EXHIBIT B

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)       the President, each of the Vice Presidents of the Bank, Mr Philip Boeckman and Mr Lawrence Verhelst as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)       Mr Cyril Rousseau, Mr Marco Zimmermann, Ms Georgia Koutsiana, Mr Peter Balaz, Mr Sandeep Dhawan, Ms Silke Weiss and Mr Marcello Graziuso as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 6th day of October, 2026.

EUROPEAN INVESTMENT BANK /s/ Nadia Calviño
President Nadia Calviño

/s/ Judith Hermes
Director: Judith Hermes

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)       the President, each of the Vice Presidents of the Bank, Mr Philip Boeckman and Mr Lawrence Verhelst as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)       Mr Cyril Rousseau, Mr Marco Zimmermann, Ms Georgia Koutsiana, Mr Peter Balaz, Mr Sandeep Dhawan, Ms Silke Weiss and Mr Marcello Graziuso as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 6th day of October, 2026.

EUROPEAN INVESTMENT BANK /s/ Nadia Calviño
President Nadia Calviño

/s/ Claire Cheremetinski
Director: Claire Cheremetinski

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)       the President, each of the Vice Presidents of the Bank, Mr Philip Boeckman and Mr Lawrence Verhelst as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)       Mr Cyril Rousseau, Mr Marco Zimmermann, Ms Georgia Koutsiana, Mr Peter Balaz, Mr Sandeep Dhawan, Ms Silke Weiss and Mr Marcello Graziuso as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 6th day of October, 2026.

EUROPEAN INVESTMENT BANK /s/ Nadia Calviño
President Nadia Calviño

/s/ Manuela Nenna
Director: Manuela Nenna

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)       the President, each of the Vice Presidents of the Bank, Mr Philip Boeckman and Mr Lawrence Verhelst as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)       Mr Cyril Rousseau, Mr Marco Zimmermann, Ms Georgia Koutsiana, Mr Peter Balaz, Mr Sandeep Dhawan, Ms Silke Weiss and Mr Marcello Graziuso as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 6th day of October, 2026.

EUROPEAN INVESTMENT BANK /s/ Nadia Calviño
President Nadia Calviño

/s/ Filipe Cartaxo
Director: Filipe Cartaxo

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)       the President, each of the Vice Presidents of the Bank, Mr Philip Boeckman and Mr Lawrence Verhelst as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)       Mr Cyril Rousseau, Mr Marco Zimmermann, Ms Georgia Koutsiana, Mr Peter Balaz, Mr Sandeep Dhawan, Ms Silke Weiss and Mr Marcello Graziuso as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 6th day of October, 2026.

EUROPEAN INVESTMENT BANK /s/ Nadia Calviño
President Nadia Calviño

/s/ Hans D’Hondt
Director: Hans D’Hondt

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)       the President, each of the Vice Presidents of the Bank, Mr Philip Boeckman and Mr Lawrence Verhelst as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)       Mr Cyril Rousseau, Mr Marco Zimmermann, Ms Georgia Koutsiana, Mr Peter Balaz, Mr Sandeep Dhawan, Ms Silke Weiss and Mr Marcello Graziuso as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 6th day of October, 2026.

EUROPEAN INVESTMENT BANK /s/ Nadia Calviño
President Nadia Calviño

/s/ Nicolas Jost
Director: Nicolas Jost

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)       the President, each of the Vice Presidents of the Bank, Mr Philip Boeckman and Mr Lawrence Verhelst as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)       Mr Cyril Rousseau, Mr Marco Zimmermann, Ms Georgia Koutsiana, Mr Peter Balaz, Mr Sandeep Dhawan, Ms Silke Weiss and Mr Marcello Graziuso as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 6th day of October, 2026.

EUROPEAN INVESTMENT BANK /s/ Nadia Calviño
President Nadia Calviño

/s/ Stipe Župan
Director: Stipe Župan

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)       the President, each of the Vice Presidents of the Bank, Mr Philip Boeckman and Mr Lawrence Verhelst as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)       Mr Cyril Rousseau, Mr Marco Zimmermann, Ms Georgia Koutsiana, Mr Peter Balaz, Mr Sandeep Dhawan, Ms Silke Weiss and Mr Marcello Graziuso as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 6th day of October, 2026.

EUROPEAN INVESTMENT BANK /s/ Nadia Calviño
President Nadia Calviño

/s/ Andrea Nagyné Boda
Director: Andrea NagynÉ Boda

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)       the President, each of the Vice Presidents of the Bank, Mr Philip Boeckman and Mr Lawrence Verhelst as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)       Mr Cyril Rousseau, Mr Marco Zimmermann, Ms Georgia Koutsiana, Mr Peter Balaz, Mr Sandeep Dhawan, Ms Silke Weiss and Mr Marcello Graziuso as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 6th day of October, 2026.

EUROPEAN INVESTMENT BANK /s/ Nadia Calviño
President Nadia Calviño

/s/ Tomasz Skurzewski
Director: Tomasz Skurzewski

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)       the President, each of the Vice Presidents of the Bank, Mr Philip Boeckman and Mr Lawrence Verhelst as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)       Mr Cyril Rousseau, Mr Marco Zimmermann, Ms Georgia Koutsiana, Mr Peter Balaz, Mr Sandeep Dhawan, Ms Silke Weiss and Mr Marcello Graziuso as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 6th day of October, 2026.

EUROPEAN INVESTMENT BANK /s/ Nadia Calviño
President Nadia Calviño

/s/ Julie Sonne
Director: Julie Sonne

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)       the President, each of the Vice Presidents of the Bank, Mr Philip Boeckman and Mr Lawrence Verhelst as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)       Mr Cyril Rousseau, Mr Marco Zimmermann, Ms Georgia Koutsiana, Mr Peter Balaz, Mr Sandeep Dhawan, Ms Silke Weiss and Mr Marcello Graziuso as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 6th day of October, 2026.

EUROPEAN INVESTMENT BANK /s/ Nadia Calviño
President Nadia Calviño

/s/ Des Carville
Director: Des Carville

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)       the President, each of the Vice Presidents of the Bank, Mr Philip Boeckman and Mr Lawrence Verhelst as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)       Mr Cyril Rousseau, Mr Marco Zimmermann, Ms Georgia Koutsiana, Mr Peter Balaz, Mr Sandeep Dhawan, Ms Silke Weiss and Mr Marcello Graziuso as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 6th day of October, 2026.

EUROPEAN INVESTMENT BANK /s/ Nadia Calviño
President Nadia Calviño

/s/ Michael Arghyrou
Director: Michael Arghyrou

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)       the President, each of the Vice Presidents of the Bank, Mr Philip Boeckman and Mr Lawrence Verhelst as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)       Mr Cyril Rousseau, Mr Marco Zimmermann, Ms Georgia Koutsiana, Mr Peter Balaz, Mr Sandeep Dhawan, Ms Silke Weiss and Mr Marcello Graziuso as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 6th day of October, 2026.

EUROPEAN INVESTMENT BANK /s/ Nadia Calviño
President Nadia Calviño

/s/ Mihai-Calin Precup
Director: Mihai-Calin Precup

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)       the President, each of the Vice Presidents of the Bank, Mr Philip Boeckman and Mr Lawrence Verhelst as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)       Mr Cyril Rousseau, Mr Marco Zimmermann, Ms Georgia Koutsiana, Mr Peter Balaz, Mr Sandeep Dhawan, Ms Silke Weiss and Mr Marcello Graziuso as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 6th day of October, 2026.

EUROPEAN INVESTMENT BANK /s/ Nadia Calviño
President Nadia Calviño

/s/ Martin Põder
Director: Martin PÕder

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)       the President, each of the Vice Presidents of the Bank, Mr Philip Boeckman and Mr Lawrence Verhelst as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)       Mr Cyril Rousseau, Mr Marco Zimmermann, Ms Georgia Koutsiana, Mr Peter Balaz, Mr Sandeep Dhawan, Ms Silke Weiss and Mr Marcello Graziuso as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 6th day of October, 2026.

EUROPEAN INVESTMENT BANK /s/ Nadia Calviño
President Nadia Calviño

/s/ Armands Eberhards
Director: Armands Eberhards

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)       the President, each of the Vice Presidents of the Bank, Mr Philip Boeckman and Mr Lawrence Verhelst as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)       Mr Cyril Rousseau, Mr Marco Zimmermann, Ms Georgia Koutsiana, Mr Peter Balaz, Mr Sandeep Dhawan, Ms Silke Weiss and Mr Marcello Graziuso as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 6th day of October, 2026.

EUROPEAN INVESTMENT BANK /s/ Nadia Calviño
President Nadia Calviño

/s/ Kristina Sarjo
Director: Kristina Sarjo

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)       the President, each of the Vice Presidents of the Bank, Mr Philip Boeckman and Mr Lawrence Verhelst as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)       Mr Cyril Rousseau, Mr Marco Zimmermann, Ms Georgia Koutsiana, Mr Peter Balaz, Mr Sandeep Dhawan, Ms Silke Weiss and Mr Marcello Graziuso as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 6th day of October, 2026.

EUROPEAN INVESTMENT BANK /s/ Nadia Calviño
President Nadia Calviño

/s/ Sara Tägtström
Director: Sara TÄgtstrÖm

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)       the President, each of the Vice Presidents of the Bank, Mr Philip Boeckman and Mr Lawrence Verhelst as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)       Mr Cyril Rousseau, Mr Marco Zimmermann, Ms Georgia Koutsiana, Mr Peter Balaz, Mr Sandeep Dhawan, Ms Silke Weiss and Mr Marcello Graziuso as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 6th day of October, 2026.

EUROPEAN INVESTMENT BANK /s/ Nadia Calviño
President Nadia Calviño

/s/ Metodi Metodiev
Director: Metodi Metodiev

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)       the President, each of the Vice Presidents of the Bank, Mr Philip Boeckman and Mr Lawrence Verhelst as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)       Mr Cyril Rousseau, Mr Marco Zimmermann, Ms Georgia Koutsiana, Mr Peter Balaz, Mr Sandeep Dhawan, Ms Silke Weiss and Mr Marcello Graziuso as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 6th day of October, 2026.

EUROPEAN INVESTMENT BANK /s/ Nadia Calviño
President Nadia Calviño

/s/ Petr Pavelek
Director: Petr Pavelek

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)       the President, each of the Vice Presidents of the Bank, Mr Philip Boeckman and Mr Lawrence Verhelst as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)       Mr Cyril Rousseau, Mr Marco Zimmermann, Ms Georgia Koutsiana, Mr Peter Balaz, Mr Sandeep Dhawan, Ms Silke Weiss and Mr Marcello Graziuso as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 6th day of October, 2026.

EUROPEAN INVESTMENT BANK /s/ Nadia Calviño
President Nadia Calviño

/s/ Costas Constantinides
Director: Costas Constantinides

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)       the President, each of the Vice Presidents of the Bank, Mr Philip Boeckman and Mr Lawrence Verhelst as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)       Mr Cyril Rousseau, Mr Marco Zimmermann, Ms Georgia Koutsiana, Mr Peter Balaz, Mr Sandeep Dhawan, Ms Silke Weiss and Mr Marcello Graziuso as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 6th day of October, 2026.

EUROPEAN INVESTMENT BANK /s/ Nadia Calviño
President Nadia Calviño

/s/ Martin Spiteri
Director: Martin Spiteri

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)       the President, each of the Vice Presidents of the Bank, Mr Philip Boeckman and Mr Lawrence Verhelst as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)       Mr Cyril Rousseau, Mr Marco Zimmermann, Ms Georgia Koutsiana, Mr Peter Balaz, Mr Sandeep Dhawan, Ms Silke Weiss and Mr Marcello Graziuso as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 6th day of October, 2026.

EUROPEAN INVESTMENT BANK /s/ Nadia Calviño
President Nadia Calviño

/s/ Martina Kobilicová
Director: Martina KobilicovÁ

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)       the President, each of the Vice Presidents of the Bank, Mr Philip Boeckman and Mr Lawrence Verhelst as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)       Mr Cyril Rousseau, Mr Marco Zimmermann, Ms Georgia Koutsiana, Mr Peter Balaz, Mr Sandeep Dhawan, Ms Silke Weiss and Mr Marcello Graziuso as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 6th day of October, 2026.

EUROPEAN INVESTMENT BANK /s/ Nadia Calviño
President Nadia Calviño

/s/ Annika Eriksgård
Director: Annika EriksgÅrd